                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         ALPHA TECHNOLOGIES GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                   REGISTRANT
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                         ALPHA TECHNOLOGIES GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 1997

TO THE STOCKHOLDERS OF ALPHA TECHNOLOGIES GROUP, INC.:

     The 1997 Annual Meeting of the Stockholders (the "Annual Meeting") of ALPHA TECHNOLOGIES GROUP, INC., a Delaware corporation (the "Company"), will be held at 10:00 a.m. on Thursday, April 24, 1997, at 750 Lexington Avenue, 27th Floor, New York, New York for the following purposes:

          1. To elect seven directors to the Board of Directors who will each serve for a term of one year and until their successors have been elected and qualified.

          2. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Only stockholders of record at the close of business on March 3, 1997, are entitled to notice of and to vote at the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED THEREFOR. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                            By Order of the Board of Directors,


                                            /s/  LAWRENCE BUTLER
                                            Lawrence Butler,
                                            President and Chief Executive
                                            Officer

February 24, 1997

                         ALPHA TECHNOLOGIES GROUP, INC.
                       9465 WILSHIRE BOULEVARD, SUITE 717
                            BEVERLY HILLS, CA 90212

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

     The 1997 Annual Meeting of Stockholders (the "Annual Meeting") of ALPHA TECHNOLOGIES GROUP, INC., a Delaware corporation (the "Company" or "Alpha"), will be held at 10:00 a.m. on Thursday, April 24, 1997, at 750 Lexington Avenue, 27th Floor, New York, New York. The enclosed proxy is solicited on behalf of the Board of Directors of the Company in connection with the Annual Meeting and any adjournments or postponements thereof. This Proxy Statement and the enclosed proxy (the "Proxy Materials") are first being mailed to stockholders of the Company on or about March 10, 1997.

VOTING, PROXIES AND REVOCATION OF PROXIES

     Shares represented at the Annual Meeting by an executed and unrevoked proxy in the form enclosed will be voted in accordance with the instructions contained therein. If no instructions are given on an executed and returned form of proxy, the proxy holders intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the stockholders as set forth herein, and in accordance with their best judgment on any other matter which may properly come before the meeting. The Annual Meeting has been called to elect seven directors. Management knows of no other business that is currently contemplated to be conducted at the Annual Meeting. Any proxy given by a stockholder may be revoked by such stockholder at any time prior to its exercise by filing a written instrument revoking the proxy with the Secretary of the Company; filing a duly executed proxy bearing a later date with the Secretary of the Company; or attending the meeting and voting in person. However, mere attendance at the Meeting will not, in and of itself, revoke a proxy.

     The cost for the solicitation of proxies by the Board of Directors is being borne by the Company. Such solicitation is being made by mail and, in addition, may be made by directors, officers and regular employees of the Company, either in person or by telephone or telegram, without additional compensation for such services. Forms of the proxy and other proxy materials will also be distributed to brokerage houses, fiduciaries, custodians and other like parties for distribution to the beneficial owners of capital stock of the Company and the Company will reimburse such parties for their out-of-pocket expenses relating thereto. MacKensie Partners, Inc. will assist the Company in the mailing of Proxy Materials and the solicitation of proxies, for which it will be paid $2,500 plus expenses.

SHARES ENTITLED TO VOTE

     The only outstanding class of voting securities of the Company is its common stock, $.03 par value (the "Common Stock"). Each share of Common Stock entitles the holder thereof to one vote on matters to be acted upon at the Annual Meeting. No stockholder is entitled to cumulative voting rights.

     Only stockholders of record at the close of business on March 3, 1997, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of March 3, 1997, there were 6,766,329 shares of Common Stock issued and outstanding.

     The stock ledger of the Company (arranged alphabetically, showing the address of each shareholder of record entitled to vote at the meeting and the number of shares registered in the shareholder's name) will be available for inspection at the Company's office at 750 Lexington Avenue, New York, New York 10022 by any shareholder for any purpose germane to the Meeting during ordinary business hours from April 13, 1997 until the Meeting date.

     A shareholder who is a beneficial owner, but not a registered owner, as of the Record Date, cannot vote his or her shares except by (i) the shareholder's broker, bank or nominee in whose name the shares are registered executing and delivering a proxy on his or her behalf or (ii) the shareholder attending the Meeting with a proxy or other authorization to vote from the registered owner and voting.

                             ELECTION OF DIRECTORS

     It is intended that a proxy in the accompanying form, unless marked to the contrary, will be voted in favor of the election of Marshall D. Butler, Lawrence Butler, Donald K. Grierson, Frederic A. Heim, Warren G. Lichtenstein, Kenneth W. Rind and Michael J. Konigsberg as directors of the Company for a term of one year, and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

     In the event any of the nominees should become unable or refuse to accept nomination or reelection to serve as a director, the persons named as joint proxies in the enclosed form of proxy may vote for the election of such person or persons as the Board of Directors of the Company may recommend in the place of such nominee or nominees. All nominees have consented to be named and have indicated their intent to serve if elected. Management knows of no reason why any of these nominees might be unable or refuse to accept nomination or election.

     Each of the nominees is a current member of the Board of Directors who hold office until their successors are duly elected and qualified. Set forth below is certain information with respect to all current directors of the Company.

            NAME              AGE                  PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
            ----              ---                  ----------------------------------------
Marshall D. Butler..........  70    Chairman of the Board of Alpha since April 26, 1993, and Director of
                                      Alpha since April 2, 1993. From September 22, 1994 through April 19,
                                      1995, Mr. Butler served as Chief Executive Officer of Alpha. He has served as a director of AVX Corporation, a manufacturer of ceramic capacitors and a subsidiary of Kyocera Corporation, since 1973. Mr.
                                      Butler served as Chief Executive Officer of AVX Corporation from
                                      December 1973 until his resignation on April 1, 1993. From 1973 to
                                      1990, Mr. Butler was Chairman of the Board of AVX Corporation. Mr.
                                      Butler was a director of Kyocera Corporation from January 1990 through June 1995. Mr. Butler has been a director of Mass Mutual
                                      Corporate Investors and Mass Mutual Participation Investors since
                                      1989. Mr. Butler is the father of Lawrence Butler. Member of the
                                      Executive and Compensation Committees.
Lawrence Butler.............  34    Mr. Butler has been President and Chief Executive Officer of Alpha since April 19, 1995. He has served as a Director since, and was an executive vice president of Alpha from, September 1994. He has been director, president and sole shareholder of Camelia Group, Inc., the general partner of Dot.Com Partners, L.P., f/k/a Steel Partners,
                                      L.P. (private investment partnership), a Delaware limited
                                      partnership ("Dot.Com"), since 1990. Lawrence Butler is Marshall
                                      Butler's son. Member of the Executive Committee.

            NAME              AGE                  PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
            ----              ---                  ----------------------------------------
Donald K. Grierson..........  62    Served as Vice-Chairman of the Board of Alpha from April 1993 through
                                      April 1995. From December 7, 1988 until April 26, 1993, Mr. Grierson served as Chairman of the Board of Alpha. He has been a director of
                                      Alpha since February 1, 1988. Since 1991, Mr. Grierson has also served as President and Chief Executive Officer of ABB Vetco Gray
                                      Inc., which designs, manufactures, sells and services highly engineered exploration and production equipment used by the worldwide oil and gas industry, primarily for offshore applications.
                                      Mr. Grierson currently serves as a director of Parametric Technology
                                      Inc., a developer and marketer of software products for the automation of the mechanical design process. Member of the Stock
                                      Option Committee.
Frederic A. Heim............  70    Director of Alpha since April 2, 1993. Mr. Heim, a private investor, served as a director of Encino Savings and Loan, Van Nuys,
                                      California, from 1991 through 1994. He was a co-founder and, from
                                      1981 to 1990, a director and Executive Vice President of Computer
                                      Memories Incorporated, which manufactured computer disk drives.
                                      Member of Audit, Stock Option and Compensation Committees.
Michael J. Konigsberg.......  34    Director of Alpha since April 1996. Since 1988, Mr. Konigsberg has been employed by Lehman Brothers Inc. in the following capacities:
                                      August 1995-present, Senior Vice President, Leveraged Finance Group;
                                      August 1992-July 1995, Vice President, Leveraged Finance Group;
                                      August 1988-July 1992, Associate, Merchant Banking Group. Member of
                                      the Audit Committee.
Warren G. Lichtenstein......  31    Director of Alpha since April 2, 1993. From September 1994 through
                                      September 1995, Mr. Lichtenstein served as executive vice president of Alpha. Mr. Lichtenstein has been the Chief Executive of the
                                      General Partner of the General Partner of Steel Partners II, L.P.
                                      since 1993. Mr. Lichtenstein has been Chairman of Steel Partners
                                      Services, Ltd. since 1993. From 1988 to 1990, he was an
                                      acquisition/risk arbitrage analyst with Ballantrae Partners, L.P., a private investment partnership. Since 1993, Mr. Lichtenstein has served as a director of SL Industries, Inc., a New York stock exchange company engaged in the manufacture and sale of
                                      electrical-mechanical and specialty products. Mr. Lichtenstein has also served, since April 1994, as a director of Gateway Industries,
                                      Inc. ("Gateway"), which, from November, 1995 to December, 1996 was the owner of Marsel Mirror & Glass Products, Inc. ("Marsel"), a manufacturer of mirror and related glass products. Mr. Lichtenstein served as president of Marsel from its formation as an acquisition subsidiary until the acquisition was consummated. Thereafter, Marsel appointed a president who had no prior affiliation with Gateway. Mr.
                                      Lichtenstein served as Marsel's sole director until Gateway disposed of its interest in Marsel. Marsel filed for protection under Chapter
                                      11 of the Bankruptcy Code shortly following Gateway's disposition of
                                      Marsel. Since 1994, Mr. Lichtenstein has served as a director of
                                      Saratoga Spring Water, Inc., a bottler and distributor of spring water. Since 1996, Mr. Lichtenstein has served as a director of Rose
                                      Stores, Inc., a retail chain principally in the Southeastern United
                                      States.

            NAME              AGE                  PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
            ----              ---                  ----------------------------------------
Dr. Kenneth W. Rind.........  61    Director of the Company since April 1995. Since 1981, Dr. Rind has been Chairman of Oxford Venture Corporation, an independent venture capital management firm. Dr. Rind is currently a director of
                                      Vasomedical, Inc., a medical technology company; Computer Power,
                                      Inc., an electronics equipment manufacturer; ESC Medical Systems,
                                      Ltd., a medical equipment manufacturer and several private companies. Member of Audit and Compensation Committees.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                VOTE FOR THE ELECTION OF THE SEVEN NOMINEES FOR
                    DIRECTOR NAMED IN THIS PROXY STATEMENT.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of January 31, 1997, the number and percentage of outstanding shares of Common Stock of the Company owned beneficially, within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), by (i) each stockholder known by the Company to own more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee of the Company; (iii) each named executive officer; and
(iv) all directors, nominees and named executive officers, as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

                                                               AMOUNT AND
                      NAME AND ADDRESS                         NATURE OF      PERCENT
                             OF                                BENEFICIAL        OF
                    BENEFICIAL OWNERS(1)                      OWNERSHIP(2)    CLASS(2)
                    --------------------                      ------------    --------
Marshall D. Butler(3)(4)....................................     544,632         8.0%
Lawrence Butler(5)..........................................   1,060,391        15.3%
Donald K. Grierson(6).......................................     210,000         3.1%
Frederic A. Heim(3)(7)......................................      20,000           *
Warren G. Lichtenstein(8)...................................     260,419         3.8%
Johnny J. Blanchard(9)......................................      23,765           *
Michael J. Konigsberg.......................................       1,500           *
Dot.Com Partners, L.P.(10)..................................     850,060        12.6%
Ernest C. Hartland, Jr.(11).................................          --          --
Dr. Kenneth W. Rind(12).....................................      30,000           *
Michael A. Hoffman(13)......................................          --          --
All Directors, Nominees and named Executive Officers as a
  Group (9 Persons)(14).....................................   2,150,707        29.8%

---------------

   * Constitutes less than 1%

 (1) Unless otherwise indicated, the address of each beneficial owner is c/o Alpha Technologies Group, Inc., 9465 Wilshire Blvd., Beverly Hills, CA 90212.

 (2) Includes shares deemed to be beneficially owned by such persons or entities pursuant to Rule 13d-3 promulgated under the Exchange Act because they have the right to acquire such shares within 60 days upon the exercise of options or similar rights or because such persons or entities have or share investment or voting power.

 (3) Does not include shares owned by Dot.Com of which Mr. M. Butler and Mr. Heim are each limited partners. Messrs. Butler and Heim disclaim beneficially ownership of such shares.

 (4) Includes 48,332 shares which Mr. M. Butler has the right to acquire upon the exercise of stock options within 60 days.

 (5) Includes 850,060 shares owned by Dot.Com, 15,000 shares owned by a Trust of which Mr. L. Butler is trustee and 188,331 shares which Mr. L. Butler has the right to acquire upon the exercise of stock options within 60 days.

 (6) Includes 10,000 shares which Mr. Grierson has the right to acquire upon the exercise of stock options within 60 days.

 (7) Includes 15,000 shares which Mr. Heim has the right to acquire upon the exercise of stock options within 60 days.

 (8) Includes 144,999 shares which Mr. Lichtenstein has the right to acquire upon the exercise of stock options within 60 days and 87,120 managed by an entity controlled by Mr. Lichtenstein for an unaffiliated off-shore investment fund.

 (9) Includes 23,665 shares that Mr. Blanchard has the right to acquire upon exercise of stock options within sixty days.

(10) Shares owned by Dot.Com are included in the number of shares reported as beneficially owned by Mr. L. Butler.

(11) Address is c/o Uni-Star Industries, Inc., 306 Pasadena Avenue, So. Pasadena, CA.

(12) Includes 20,000 shares which Mr. Rind has the right to acquire upon the exercise of stock options within sixty days.

(13) Address is c/o Wakefield Engineering, Inc., 60 Audubon Road, Wakefield, MA 01880.

(14) Includes 450,327 shares which individuals in the group have the right to acquire upon the exercise of stock options which are exercisable within 60 days, 850,060 shares held by Dot.Com, 15,000 shares owned by a trust of which Mr. L. Butler is trustee and 87,120 shares managed by an entity controlled by Mr. Lichtenstein.

                       EXECUTIVES OFFICERS OF THE COMPANY

     The current executive officers of the Company are as follows:

               NAME                 AGE                         POSITION
               ----                 ---                         --------
Marshall D. Butler................  70    Chairman of the Board
Lawrence Butler...................  34    President and Chief Executive Officer
Johnny J. Blanchard...............  38    Secretary, Treasurer and Chief Financial Officer
Michael A. Hoffman................  42    President, Wakefield Engineering, Inc.
Ernest C. Hartland, Jr............  47    President, Uni-Star Industries, Inc.

     Each officer of the Company holds office until his successor shall be duly elected and qualified or until his earlier death, resignation or removal.

     Mr. Blanchard has been Chief Financial Officer of the Company since September 1994; from December 1989, he was Controller of the Company; and from October 1988, he was General Accounting Manager of the Company. Mr. Blanchard is a Certified Public Accountant.

     Mr. Hoffman joined Wakefield, as its president on November 4, 1996. From 1989 through October 1996, Mr. Hoffman was employed in several managerial capacities in the Rosemount divisions of Emerson Electronics Corporation. His last position was as Vice President, Pressure Operations, where his principal responsibilities were the oversight of manufacturing.

     Mr. Hartland joined Uni-Star, as its president, in April 1996. From 1993 through April 1996, Mr. Hartland was a product group manager at Berg Electronics, Inc. From 1973 until 1993, Mr. Hartland held various managerial positions at E.I. DuPont Company.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or accrued for services rendered in all capacities on behalf of the Company during the last three fiscal years to the Company's Chief Executive Officer and the Chairman of the Board (the "Named Executive Officers"), the only executive officers who received compensation in excess of $100,000 during the fiscal year ended October 27, 1996.

                                                                                       LONG TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                                                                    ---------------
                                               ANNUAL COMPENSATION                    SECURITIES
                                   FISCAL     ----------------------                  UNDERLYING         ALL OTHER
   NAME AND PRINCIPAL POSITION      YEAR      SALARY($)     BONUS($)     OTHER      OPTIONS/SARS(#)     COMPENSATION
   ---------------------------     ------     ---------     --------     ------     ---------------     ------------
Lawrence Butler                     1996       180,000           --          --              --                --
  President and                     1995       152,039(1)    57,600(2)       --         100,000(3)         57,500(4)
  Chief Executive Officer           1994        13,231                       --         120,000(4)             --

Marshall D. Butler                  1996       112,500           --          --              --                --
  Chairman of the Board             1995       150,000           --          --         100,000                --
                                    1994        20,538           --          --              --                --

---------------

(1) On April 19, 1995, Lawrence Butler became President and Chief Executive Officer of the Company at a salary of $180,000 per annum. In September 1995, Mr. Butler entered into a three-year employment agreement with the Company. See "Employment Agreements".

(2) Represents amount paid in accordance with Mr. Butler's employment agreement, based on the Company's earnings for its fiscal year ended October 29, 1995 from continuing operations, less minority interest and before provision for income taxes.

(3) On April 19, 1995, in connection with his election as President of the company, Lawrence Butler was granted options to purchase 100,000 shares of Common Stock, 50,100 of which are exercisable at $5.98 per share and 49,900 of which are exercisable at $5.44 per share in three equal cumulative annual installments until April 19, 1998. The fair market value of the shares on April 19, 1995 was $5.44.

(4) For services rendered in connection with the acquisitions of Uni-Star and Ahamtor, the Company granted options to purchase 50,000 shares and 70,000 shares of Common Stock to Lawrence Butler. Such options are exercisable at a price of $3.50 and $4.47 per share (the fair market values of the shares at the dates of grant), respectively, and vest in three equal cumulative annual installments through 1997. For services rendered in connection with the acquisition of Uni-Star, the Company paid $57,500 to a corporation which is wholly owned by Mr. L. Butler.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     No stock options and SARs were granted to the Named Executive Officers during the last fiscal year.

           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR ENDED
                   OCTOBER 27, 1996 AND FY-END OPTION VALUES

     The following table sets forth information regarding each exercise of stock options during the fiscal year ended October 27, 1996 by the Named Executive Officers and the fiscal year-end value of unexercised options held by such persons.

                                                               NUMBER OF     VALUE UNEXERCISED
                                                             UNEXERCISABLE     IN-THE-MONEY
                                                                OPTIONS           OPTIONS
                                                             AT FY-END (#)      AT FYI-END
                               SHARES ACQUIRED    VALUE      EXERCISABLE/      EXERCISABLE/
                                ON EXERCISE #    REALIZED    UNEXERCISABLE     UNEXERCISABLE
                               ---------------   --------   ---------------  -----------------
Lawrence Butler..............        --             --      188,331/106,669  $528,513/$162,637
Marshall Butler..............        --             --       48,332/76,668    $35,700/$23,800

EMPLOYMENT AGREEMENTS

     On September 29, 1995, the Company and Mr. L. Butler entered into a three year employment agreement (the "Agreement"). Under the Agreement, Mr. Butler is entitled to a base annual salary of $180,000 for the first year of the term with annual reviews of such base salary by the Board of Directors. In addition, the Agreement provides for a bonus based on the Company's earnings for its 1996 fiscal years from continuing operations, less minority interest and before provision for income taxes. Mr. Butler's bonus for fiscal year 1995 is reflected on the Compensation Table.

     Effective April 13, 1996, the Company's Uni-Star subsidiary entered into an employment agreement with Ernest C. Hartland, Jr. pursuant to which Mr. Hartland is to serve as Uni-Star's president and chief executive officer through October 31, 1997 at an annual salary of $125,000. In addition, pursuant to the agreement, Mr. Hartland received a bonus of $20,000 shortly after the commencement of his employment and was granted options to purchase 20,000 shares of the Company's common stock pursuant to the Company's 1994 Stock Option Plan.

     Effective November 4, 1996, the Company's Wakefield subsidiary entered into a two year employment agreement with Michael A. Hoffman pursuant to which Mr. Hoffman is to serve as Wakefield's president and chief executive officer. Under the agreement, Mr. Hoffman is to receive an annual salary of $150,000, a bonus of at least $15,000 for the first year of the term and options to purchase 60,000 shares of the Company's common stock pursuant to the Company's 1994 Stock Option Plan.

RETIREMENT PLANS

     The Company has adopted a 401-K Savings/Stock Purchase Plan (the "401-K Plan") pursuant to which employees of the Company, including officers and directors who are full-time employees, may elect to contribute up to 6% of their salaries with the Company contributing an amount equal to one-half the employee's contribution. The amounts contributed by the Company vest over the first five (5) years of a person's employment by the Company. Employees may also contribute certain additional amounts of their salaries to the 401-K Plan without matching contributions by the Company. Income on the amounts held in the 401-K Plan is not subject to Federal income tax until withdrawal. Amounts held in the 401-K Plan are generally distributable to an employee upon normal retirement at age 59 or upon the death or disability of the employee. The Company does not maintain any pension plans.

STOCK OPTION PLANS AND AGREEMENTS

     While the Company currently has four stock option plans: 1981 and 1984 Incentive Stock Option Plans and the 1985 and 1994 Stock Option Plans (collectively, the "Stock Option Plans"), options may only be granted under the 1994 Plan.

     In 1993, the Securities and Exchange Commission adopted new rules relating to the filing of ownership reports by officers, directors and principal security holders, and the exemption of certain transactions by those persons from the short-swing profit recovery provisions of Section 16 of the Exchange Act. As permitted by such new rules, the Company elected to delay phase-in of new Rule 16b-3 relating to certain employee benefit plans such as the Stock Option Plans. On August 25, 1993, the Board of Directors adopted resolutions amending the 1984 and 1985 Stock Option Plans to ensure compliance with Rule 16b-3. The 1994 Plan is also intended to comply with such Rule.

     As of October 27, 1996, the number of shares available for future grant under the 1994 Plan was 268,666, and as of such date the Company had outstanding options to acquire an aggregate of 1,178,334 shares of Common Stock under all Stock Option Plans.

COMPENSATION OF DIRECTORS

     In December 1987, the Board of Directors approved a plan for compensation of its directors who are not officers of or consultants to the Company. The compensation plan provides for payment to directors who are not officers of or consultants to the Company of $1,000 for each meeting of the Board of Directors or any of its committees attended in person (plus reimbursement of travel expenses) and $250 for each telephonic meeting in which a Director participates. Directors who are officers of or consultants to the Company will not receive any additional compensation for serving on the Board of Directors or its committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board has a Compensation Committee, which currently consists of Marshall D. Butler, Frederic A. Heim and Kenneth W. Rind. For services as Chairman of the Board of Directors, Marshall Butler received compensation of $112,500 during the last fiscal year.

COMPENSATION COMMITTEE REPORT

     The compensation paid to Lawrence Butler for the fiscal year ended October 27, 1996 was determined pursuant to his employment agreement which was entered into on September 29, 1995. The agreement provides for a base annual salary, subject to annual review, of $180,000, plus a bonus based on the Company achieving certain approved targeted earnings. Prior to determining Mr. Butler's salary, the Committee reviewed available surveys of compensation packages for chief executives in the electronics components manufacturing industry. Because of the Company's performance during the fiscal year ended October 29, 1995, the Committee recommended not to increase Mr. L. Butler's salary for fiscal 1996. Mr. L. Butler was not entitled to, and did not receive, a bonus for fiscal 1996. In addition, Mr. L. Butler was granted options to purchase 100,000 shares of the Company's common stock upon assuming the duties of chief executive officer in April 1995.

     It is the Committee's policy to provide its executive officers with a moderately competitive salary and for incentives in the form of a stock options and cash bonuses tied to targeted earnings. The Committee believes that L. Butler's employment agreement reflects these policies.

                                            Marshall D. Butler
                                            Frederic A. Heim
                                            Kenneth W. Rind

PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder's return of the common stock of the Company for the last five years with the NASDAQ Composite Index and the Standard & Poor's Electronic Components and Parts Manufacturers Index. The graph assumes the value of the fixed investment was $100 on October 31, 1991, and that all dividends were reinvested.

         Measurement Period                                   NASDAQ           Industry
        (Fiscal Year Covered)               Alpha           Composite           Group
10/31/91                                         100.00            100.00            100.00
10/31/92                                          88.46            111.46            123.79
10/31/93                                         176.92            143.50            139.15
10/31/94                                         307.69            143.16            157.98
10/31/95                                         623.07            190.79            179.85
10/31/96                                         281.61            224.95            178.26

                              CERTAIN TRANSACTIONS

     For services rendered in connection with the acquisition of the business of Uni-Star Industries, Inc., the Company paid, during the fiscal year ended October 31, 1994, $57,500 to each of Camelia and WGL. In addition, during fiscal 1994, the Company issued options to purchase an aggregate of 120,000 shares to each of Mr. L. Butler and Mr. Lichtenstein in connection with the acquisitions of Uni-Star Industries, Inc. and Aham-Tor, Inc. All such options were granted pursuant to the Company's Stock Option Plans.

                        MEETINGS OF BOARD AND COMMITTEES

     During the fiscal year ended October 27, 1996, the Board of Directors of the Company held six meetings. The Board of Directors has a standing Audit Committee to assist the Board of Directors in fulfilling its responsibilities relating to corporate accounting and reporting practices. The current members of this committee are Michael Konigsberg, Frederic Heim and Kenneth Rind. The Audit Committee held one formal meeting in fiscal year 1996. The Board of Directors also has a standing Compensation Committee to assist the Board of Directors in reviewing the compensation levels of officers and directors of the Company. The current members of this committee are Marshall Butler, Frederic Heim and Kenneth Rind. The Compensation Committee held one formal meeting in fiscal year 1996. The Board of Directors has an Executive Committee, which has all authority of the Board of Directors to the extent permissible under Delaware General Corporation law. The Executive Committee consists of Marshall Butler and Lawrence Butler. During fiscal year 1996, the Executive Committee held two formal meetings, acted by unanimous written consent one time, and consulted with each other and management frequently. The Company has a Stock Option Committee, which is charged with the function of administering the Company's stock option plans. The members of the Stock Option Committee are Donald K. Grierson and Frederic A. Heim. The Stock Option Committee met three times and acted by unanimous written consent one time during fiscal year 1996.

     Each director participated by telephone in more than 75% of the total number of Board of Directors' meetings and Board of Directors' committee meetings held during such director's tenure on the Board of Directors or committee, as the case may be.

                             STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the 1998 Annual Meeting of Stockholders of the Company must be received by the Company no later than October 26, 1997.

                          FILINGS UNDER SECTION 16(A)

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Other than Lawrence Butler, the Company is not aware of any beneficial owner of more than ten Percent of its Common Stock.

     Based on a review of the copies of the Forms furnished to the Company, the Company believes that all filing requirements applicable to its officers and directors (other than one Form 4 inadvertently filed late by Lawrence Butler) were complied with in a timely manner during fiscal year 1996.

                  THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP was appointed the Company's independent public accountants for 1996. A representative of Arthur Andersen LLP is expected to be present at the 1997 Annual Meeting of Shareholders, and will be available to answer appropriate questions, and will have an opportunity to make a statement if such representative should desire.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please complete, sign and date the enclosed form of proxy and return it in the enclosed envelope.

                                            By Order of the Board of Directors,

                                            /s/ LAWRENCE BUTLER
                                            Lawrence Butler,
                                            President and Chief Executive
                                            Officer

Dated: February 24, 1997

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 27, 1996, WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: INVESTOR RELATIONS, ALPHA TECHNOLOGIES GROUP, INC., 330 BARKER CYPRESS ROAD, SUITE 270, HOUSTON, TX 77094.

--------------------------------------------------------------------------------

                         ALPHA TECHNOLOGIES GROUP, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 1997

    The Undersigned hereby appoints Marshall D. Butler and Lawrence Butler, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote as designated on the reverse side, all shares of Common Stock, $.03 par value, of Alpha Technologies Group, Inc. (the "Company") held of record by the undersigned as of the close of business on March 3, 1997, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. on April 24, 1997, at 750 Lexington Avenue, 27th Floor, New York, New York, and at any adjournments or postponements thereof. Any and all proxies heretofore given are hereby revoked.

    WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR, AND AS SET FORTH IN THE PROXY STATEMENT, WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN IN CONNECTION WITH ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR SUCH NOMINEES.

                                                                     SEE REVERSE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X] Please mark votes as in this example.

1. ELECTION OF DIRECTORS TO A ONE-YEAR TERM.

NOMINEES: Marshall D. Butler, Lawrence Butler, Donald K. Grierson, Frederic A. Heim, Warren G. Lichtenstein, Kenneth W. Rind and Michael J. Konigsberg.

PROXIES NOT MARKED TO WITHHOLD AUTHORITY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES WHOSE NAMES ARE NOT WRITTEN ON THE LINE BELOW.

[ ]  FOR ALL NOMINEES        [ ]  WITHHELD FROM ALL NOMINEES

[ ] ----------------------------------------------------------------------------

                     For all nominees except as noted above

[ ]  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

2. FOR THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

IMPORTANT: Signatures should correspond exactly with the     Signature: --------------------------  Date: ------------------
name(s) as they appear on the stock record books of the
Company. Each joint owner shall sign. Executors,             Signature: --------------------------  Date: ------------------
administrators, trustees, etc. should give full title.

--------------------------------------------------------------------------------